[SHIP]
                             THE VANGUARD GROUP LOGO

                       VANGUARD(R) VARIABLE INSURANCE FUND
                             MID-CAP INDEX PORTFOLIO
                          SUPPLEMENT TO THE PROSPECTUS

NEW TARGET INDEX FOR MID-CAP INDEX PORTFOLIO
On March 28, 2003, the board of trustees of Vanguard Variable Insurance Fund approved the adoption of MSCI(R) US Mid Cap 450 Index as the new target index for Vanguard Variable Insurance Fund's Mid-Cap Index Portfolio. The Portfolio's current target index is the S&P MidCap 400 Index. The board believes that the new index will do a better job of tracking mid-cap stocks of U.S. companies.
     The Portfolio is expected to implement this change between April 20 and September 30, 2003, and Vanguard will notify shareholders after the change takes effect. Until then, the Portfolio will continue to track its current index. The new index tracks the same market segment as the current index, so the investment objective and risks described in the Portfolio's current prospectus will not change. That said, the Portfolio's new target index could provide different investment returns (either lower or higher) or different levels of volatility than its existing index over any period of time.
     Transition to the new index will require adjustments to the Portfolio's holdings, which could temporarily increase the Portfolio's transaction costs and turnover rates. The Portfolio is not expected to realize capital gains in moving to its new index.

Additional information about the new index is available on www.vanguard.com.


















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Group,  Inc. S&P MidCap 400 is a trademark of The McGraw-Hill  Companies,  Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and
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investing  in the funds.  All other  marks are the  exclusive  property of their respective owners.


(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PSMCI 042003